                                                                                                                                                                                                                 EXHIBIT 32.2

CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-QSB of Tennessee Valley Financial Holdings, Inc., I, Jason Wilkinson, Vice President (Principal Financial and Accounting Officer) of Tennessee Valley Financial Holdings, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Tennessee Valley Financial Holdings, Inc.

This Certification is signed on May 21, 2007.

                                                                                                                                                            /s/ Jason Wilkinson
                                           Jason Wilkinson
                                           Vice President